EXHIBIT 99

IMPORTANT NOTICE

JPMorgan is considering the possibility of structuring and executing one or more potential home equity loan securitization transactions ("Transactions") that may involve the issuance of net interest margin securities ("NIMs"). Some of the information contained herein summarizes certain proposed terms of a hypothetical offering of NIMs as currently contemplated in connection with preliminary discussions with potential investors. Such information does not purport to be a complete description of all material terms or of the terms of any Transaction or any issuance of NIMs that may be finally consummated. In connection with any placement of NIMs, the issuer of the NIMs (the "Issuer") will prepare and deliver to potential investors a private placement memorandum relating to a possible investment in the NIMs which will contain certain summary information, including descriptions of the Issuer, the definitive terms of the Transaction, the assets underlying the Transaction, certain risk factors and information concerning the manner in which the NIMs will be offered.

The information ("Information") is qualified in its entirety by the information in the private placement memorandum for any Transaction. The Information is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the private placement memorandum relating to the securities. The Information is subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. The Information has been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the private placement memorandum relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

This information is not an offering of any securities for sale. Any offering will be made only by means of the private placement memorandum referred to above, a copy of which may be obtained from the Issuer or JPMorgan following the preparation thereof. No sales will be made, and no commitments to purchase any securities will be accepted, and no money is being solicited or will be accepted, until such private placement memorandum is made available to prospective investors. Receipt of this Information involves no obligation or commitment of any kind. Potential investors will also be given the opportunity to review the actual documentation which will govern the rights and obligations of the parties and will be afforded the opportunity to ask questions of and receive certain additional information from the Issuer and JPMorgan. Prospective investors are not to construe the Information, in any private placement memorandum or in any prior or subsequent communication from any Issuer or any of its representatives, including JPMorgan, as a recommendation that any recipient of this Information invest in the NIMs or that the NIMs are a suitable investment for such recipient or as legal, accounting, or tax advice.

Prior to making an investment decision, investors should conduct such investigations as they deem necessary to verify the information contained in any private placement memorandum that may be prepared at a later date and to determine if an investment in the NIMs is appropriate and suitable for them and should consult their own legal, accounting and tax advisors in order to determine the consequences of an investment in the NIMs and to make an independent evaluation of such investment. The historical and prepayment data contained herein relating to outstanding securities has been extracted and derived from information published by the issuers of such securities and filed with the Securities and Exchange Commission. JPMorgan does not make any representation or warranty as to the accuracy or completeness of such information or any of the other information contained herein (or the validity, completeness or accuracy of assumptions underlying any estimates or projections contained herein).

Any projections, forecasts and estimates contained herein are forward looking statements and are based upon certain assumptions considered reasonable. Projections are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections will not materialize or will vary significantly from actual results. Accordingly, any projections are only an estimate. Actual results may vary from any projections, and the variations may be material. Certain important factors that could cause actual results to differ materially from those in any forward looking statements will be described in the private placement memorandum related to the NIMs.

CFAB0303 - CASHFLOWSIA-3

Period        Date       Principal       Interest       Cash Flow         Balance   Coupon
 Total               65,400,000.00   4,946,779.67   70,346,779.67

    0    29-May-03               0              0               0   65,400,000.00        0
    1    25-Jun-03               0     136,904.00      136,904.00   65,400,000.00    2.512
    2    25-Jul-03               0     136,904.00      136,904.00   65,400,000.00    2.512
    3    25-Aug-03               0     136,904.00      136,904.00   65,400,000.00    2.512
    4    25-Sep-03               0     136,904.00      136,904.00   65,400,000.00    2.512
    5    25-Oct-03               0     136,904.00      136,904.00   65,400,000.00    2.512
    6    25-Nov-03               0     136,904.00      136,904.00   65,400,000.00    2.512
    7    25-Dec-03               0     136,904.00      136,904.00   65,400,000.00    2.512
    8    25-Jan-04               0     136,904.00      136,904.00   65,400,000.00    2.512
    9    25-Feb-04               0     136,904.00      136,904.00   65,400,000.00    2.512
   10    25-Mar-04               0     136,904.00      136,904.00   65,400,000.00    2.512
   11    25-Apr-04               0     136,904.00      136,904.00   65,400,000.00    2.512
   12    25-May-04               0     136,904.00      136,904.00   65,400,000.00    2.512
   13    25-Jun-04               0     136,904.00      136,904.00   65,400,000.00    2.512
   14    25-Jul-04               0     136,904.00      136,904.00   65,400,000.00    2.512
   15    25-Aug-04               0     136,904.00      136,904.00   65,400,000.00    2.512
   16    25-Sep-04               0     136,904.00      136,904.00   65,400,000.00    2.512
   17    25-Oct-04               0     136,904.00      136,904.00   65,400,000.00    2.512
   18    25-Nov-04               0     136,904.00      136,904.00   65,400,000.00    2.512
   19    25-Dec-04               0     136,904.00      136,904.00   65,400,000.00    2.512
   20    25-Jan-05               0     136,904.00      136,904.00   65,400,000.00    2.512
   21    25-Feb-05               0     136,904.00      136,904.00   65,400,000.00    2.512
   22    25-Mar-05               0     136,904.00      136,904.00   65,400,000.00    2.512
   23    25-Apr-05               0     136,904.00      136,904.00   65,400,000.00    2.512
   24    25-May-05               0     136,904.00      136,904.00   65,400,000.00    2.512
   25    25-Jun-05               0     136,904.00      136,904.00   65,400,000.00    2.512
   26    25-Jul-05               0     136,904.00      136,904.00   65,400,000.00    2.512
   27    25-Aug-05               0     136,904.00      136,904.00   65,400,000.00    2.512
   28    25-Sep-05               0     136,904.00      136,904.00   65,400,000.00    2.512
   29    25-Oct-05    4,660,055.30     136,904.00    4,796,959.30   60,739,944.70    2.512
   30    25-Nov-05    4,832,222.58     127,148.95    4,959,371.53   55,907,722.11    2.512
   31    25-Dec-05    4,738,657.66     117,033.50    4,855,691.16   51,169,064.45    2.512
   32    25-Jan-06    4,646,873.47     107,113.91    4,753,987.38   46,522,190.98    2.512
   33    25-Feb-06    4,556,836.48      97,386.45    4,654,222.93   41,965,354.50    2.512
   34    25-Mar-06    4,468,513.80      87,847.48    4,556,361.27   37,496,840.71    2.512
   35    25-Apr-06    4,381,873.14      78,493.39    4,460,366.53   33,114,967.57    2.512
   36    25-May-06    4,296,882.84      69,320.67    4,366,203.50   28,818,084.73    2.512
   37    25-Jun-06    3,820,815.49      60,325.86    3,881,141.35   24,997,269.24    2.512
   38    25-Jul-06    3,741,482.17      52,327.62    3,793,809.78   21,255,787.07    2.512
   39    25-Aug-06    3,405,616.17      44,495.45    3,450,111.62   17,850,170.91    2.512
   40    25-Sep-06    2,977,811.47      37,366.36    3,015,177.83   14,872,359.44    2.512
   41    25-Oct-06    2,916,427.71      31,132.81    2,947,560.52   11,955,931.72    2.512
   42    25-Nov-06    2,856,243.50      25,027.75    2,881,271.25    9,099,688.23    2.512
   43    25-Dec-06    2,797,235.97      19,048.68    2,816,284.65    6,302,452.25    2.512
   44    25-Jan-07    2,739,382.72      13,193.13    2,752,575.85    3,563,069.53    2.512
   45    25-Feb-07    2,682,661.73       7,458.69    2,690,120.43      880,407.80    2.512
   46    25-Mar-07      880,407.80       1,842.99      882,250.79               0    2.512